77C: Matters submitted to a vote of security holders

During the six-month period ended October 31, 2007, Merrill Lynch Premier
Institutional Fund, Merrill Lynch Institutional Fund, Merrill Government Fund,
Merrill Lynch Treasury Fund and Merrill Lynch Institutional Tax-Exempt Fund shareholders voted on the following proposal, which was approved at a special shareholders' meeting on August 23, 2007. This proposal was part of the reorganization of the Trust's Board of Trustees to take effect on or about
November 1, 2007. A description of the proposal and number of shares voted are as follows:

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
Merrill Lynch Premier Institutional Fund                                               Shares Voted              Shares Withheld
                                                                                            For                    From Voting
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
To elect the Trust's Board of Trustees:       David O. Beim                            2,585,920,240                9,984,504
                                              Richard S. Davis                         2,585,920,240                9,984,504
                                              Ronald W. Forbes                         2,585,920,240                9,984,504
                                              Henry Gabbay                             2,585,920,240                9,984,504
                                              Dr. Matina Horner                        2,585,920,240                9,984,504
                                              Rodney D. Johnson                        2,585,920,240                9,984,504
                                              Herbert I. London                        2,585,920,240                9,984,504
                                              Cynthia A. Montgomery                    2,585,920,240                9,984,504
                                              Joseph P. Platt, Jr.                     2,585,920,240                9,984,504
                                              Robert C. Robb, Jr.                      2,585,920,240                9,984,504
                                              Toby Rosenblatt                          2,585,920,240                9,984,504
                                              Kenneth L. Urish                         2,585,920,240                9,984,504
                                              Frederick W. Winter                      2,585,920,240                9,984,504
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
Merrill Lynch Institutional Fund                                                       Shares Voted              Shares Withheld
                                                                                            For                    From Voting
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
To elect the Trust's Board of Trustees:       David O. Beim                           12,513,229,428               346,238,299
                                              Richard S. Davis                        12,513,241,419               346,226,308
                                              Ronald W. Forbes                        12,513,495,452               345,972,275
                                              Henry Gabbay                            12,513,093,427               346,374,300
                                              Dr. Matina Horner                       12,512,930,296               346,537,431
                                              Rodney D. Johnson                       12,513,157,941               346,309,786
                                              Herbert I. London                       12,513,221,879               346,245,848
                                              Cynthia A. Montgomery                   12,513,554,950               345,912,777
                                              Joseph P. Platt, Jr.                    12,512,930,296               346,537,431
                                              Robert C. Robb, Jr.                     12,512,930,296               346,537,431
                                              Toby Rosenblatt                         12,512,692,707               346,775,020
                                              Kenneth L. Urish                        12,513,157,941               346,309,786
                                              Frederick W. Winter                     12,513,033,931               346,433,796
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
Merrill Lynch Government Fund                                                          Shares Voted              Shares Withheld
                                                                                            For                    From Voting
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
To elect the Trust's Board of Trustees:       David O. Beim                             345,782,758                86,602,067
                                              Richard S. Davis                          345,782,758                86,602,067
                                              Ronald W. Forbes                          345,782,758                86,602,067
                                              Henry Gabbay                              345,782,758                86,602,067
                                              Dr. Matina Horner                         345,782,758                86,602,067
                                              Rodney D. Johnson                         345,782,758                86,602,067
                                              Herbert I. London                         345,782,758                86,602,067
                                              Cynthia A. Montgomery                     345,782,758                86,602,067
                                              Joseph P. Platt, Jr.                      345,782,758                86,602,067
                                              Robert C. Robb, Jr.                       345,782,758                86,602,067
                                              Toby Rosenblatt                           345,782,758                86,602,067
                                              Kenneth L. Urish                          345,782,758                86,602,067
                                              Frederick W. Winter                       345,768,653                86,616,172
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

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
Merrill Lynch Treasury Fund                                                            Shares Voted              Shares Withheld
                                                                                            For                    From Voting
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
To elect the Trust's Board of Trustees:       David O. Beim                             762,390,432                 3,289,474
                                              Richard S. Davis                          762,391,670                 3,288,236
                                              Ronald W. Forbes                          762,389,334                 3,290,572
                                              Henry Gabbay                              762,386,956                 3,292,950
                                              Dr. Matina Horner                         762,390,488                 3,289,418
                                              Rodney D. Johnson                         762,390,816                 3,289,090
                                              Herbert I. London                         762,391,670                 3,288,236
                                              Cynthia A. Montgomery                     762,389,635                 3,290,271
                                              Joseph P. Platt, Jr.                      762,388,194                 3,291,712
                                              Robert C. Robb, Jr.                       762,389,334                 3,290,572
                                              Toby Rosenblatt                           762,391,670                 3,288,236
                                              Kenneth L. Urish                          762,389,578                 3,290,328
                                              Frederick W. Winter                       762,388,194                 3,291,712
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
Merrill Lynch Institutional Tax-Exempt Fund                                            Shares Voted              Shares Withheld
                                                                                            For                    From Voting
--------------------------------------------------------------------------------------------------------------------------------
To elect the Trust's Board of Trustees:       David O. Beim                           11,455,366,410               301,694,093
                                              Richard S. Davis                        11,455,332,773               301,727,730
                                              Ronald W. Forbes                        11,455,336,198               301,724,305
                                              Henry Gabbay                            11,451,361,992               305,698,511
                                              Dr. Matina Horner                       11,455,366,410               301,694,093
                                              Rodney D. Johnson                       11,455,264,768               301,795,735
                                              Herbert I. London                       11,455,369,835               301,690,668
                                              Cynthia A. Montgomery                   11,455,369,835               301,690,668
                                              Joseph P. Platt, Jr.                    11,455,366,410               301,694,093
                                              Robert C. Robb, Jr.                     11,455,366,410               301,694,093
                                              Toby Rosenblatt                         11,455,332,773               301,727,730
                                              Kenneth L. Urish                        11,455,264,768               301,795,735
                                              Frederick W. Winter                     11,455,264,768               301,795,735
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